EXHIBIT 5

Transactions Effected in the Last Sixty Days

All of the below transactions in the Common Stock were traded in ordinary course brokerage transactions.

Transaction Date	Transaction Type	Amount of Securities	Price Per Share
11/30/2023	Sale	17095	$0.90 (1)
11/29/2023	Sale	9016	$0.89 (2)
11/28/2023	Sale	156449	$0.90 (3)
11/27/2023	Sale	91858	$0.90 (4)
11/24/2023	Sale	36401	$0.92 (5)
11/22/2023	Sale	13784	$0.99 (6)
11/21/2023	Sale	18983	$1.09 (7)
11/20/2023	Sale	31065	$1.03 (8)
11/17/2023	Sale	12700	$1 (9)
11/16/2023	Sale	2221	$0.94 (10)
11/15/2023	Sale	32092	$0.95 (11)
11/14/2023	Sale	15246	$0.9 (12)
11/13/2023	Sale	1996	$0.85 (13)
11/10/2023	Sale	5045	$0.83 (14)
11/9/2023	Sale	4707	$0.85 (15)
11/8/2023	Sale	11600	$0.89 (16)
11/7/2023	Sale	8674	$0.88 (17)
11/6/2023	Sale	30378	$0.87 (18)
11/3/2023	Sale	8480	$0.84 (19)
11/2/2023	Sale	6829	$0.82 (20)
11/1/2023	Sale	2138	$0.83 (21)
10/31/2023	Sale	2638	$0.86 (22)
10/30/2023	Sale	6568	$0.86 (23)
10/27/2023	Sale	5384	$0.81 (24)
10/26/2023	Sale	9592	$0.78 (25)
10/25/2023	Sale	33445	$0.78 (26)
10/24/2023	Sale	14010	$0.88 (27)
10/23/2023	Sale	4491	$0.89 (28)
10/20/2023	Sale	16013	$0.89 (29)
10/19/2023	Sale	7391	$0.93 (30)
10/18/2023	Sale	13900	$1.01 (31)
10/17/2023	Sale	2477	$1.03 (32)
10/16/2023	Sale	3200	$1.03 (33)
10/13/2023	Sale	2300	$1.04 (34)
10/12/2023	Sale	4371	$1.03 (35)
10/11/2023	Sale	7381	$1.07 (36)
10/10/2023	Sale	22636	$1.05 (37)
10/9/2023	Sale	13341	$1.07 (38)
10/6/2023	Sale	9253	$1.06 (39)

10/5/2023	Sale	7614	$1.08 (40)
10/4/2023	Sale	4000	$1.1 (41)
10/3/2023	Sale	9289	$1.12 (42)
10/2/2023	Sale	11307	$1.19 (43)

(1)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.89 to $0.92. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(2)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.88 to $0.91. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(3)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.89 to $0.93. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(4)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.89 to $0.93. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(5)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.89 to $1.01. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(6)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.95 to $1.05. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(7)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.06 to $1.14. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(8)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.98 to $1.06. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(9)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.95 to $1.02. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(10)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.93 to $0.98. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(11)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.88 to $0.97. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(12)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.87 to $0.92. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(13)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.84 to $0.86. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(14)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.83 to $0.86. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(15)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.84 to $0.89. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(16)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.87 to $0.89. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(17)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.82 to $0.91. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(18)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.83 to $0.92. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(19)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.82 to $0.85. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(20)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.81 to $0.83. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(21)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.82 to $0.86. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(22)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.85 to $0.90. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(23)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.82 to $0.88. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(24)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.79 to $0.82. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(25)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.73 to $0.82. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(26)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.73 to $0.85. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(27)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.86 to $0.94. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(28)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.87 to $0.90. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(29)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.86 to $0.91. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(30)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.91 to $0.98. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(31)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.97 to $1.04. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(32)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.02 to $1.04. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(33)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.01 to $1.07. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(34)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.03 to $1.06. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(35)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.02 to $1.10. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(36)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.03 to $1.10. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(37)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $0.98 to $1.08. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(38)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.03 to $1.09. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(39)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.10 to $1.12. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(40)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.07 to $1.09. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(41)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.08 to $1.11. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(42)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.10 to $1.14. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(43)

The price reported for the Common Stock is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $1.16 to $1.22. The Reporting Person undertakes to provide, upon request by the staff of the Securities and Exchange Commission, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.